Contract No: 2006 (Cangkou) Zi No. 0058

Working Capital Loan Contract

Borrower☐Qingdao Renmin Printing Co., Ltd.
Address☐No.15 Xinghua Road, Licang District, Qingdao, China
Representative☐Wang Yi Jun

Lender☐Industrial and Commercial Bank of China, Qingdao Branch,
        Licang No. 2 Sub-Branch
Address☐No.44 Siliuzhong Road, Qingdao, China
Representative☐Liu Bin

Table of Contents

Article 1	THE CATEGPRY OF THE LOAN

Article 2	CURRENCY, AMOUNT AND TERM OF THE LOAN

Article 3	THE PURPOSE OF THE LOAN

Article 4	AMOUNT AND THE TERM OF THE LOAN

Article 5	INTEREST RATE AND CALCULATION OF INTEREST

Article 6	THE SOURCES OF REPAYMENT AND METHODS OF REPAYMENT

Article 7	GUARANTY

Article 8	THE RRIGHTS AND OBLIGATIONS OF THE TWO PARTIES

Article 9	OBLIGATION OF BREACH OF CONTRACT

Article 10	EFFECTIVENESS, AMENDMENT AND MODIFICATION OF THIS CONTRACT

Article 11	SETTLEMENT OF DISPUTES

Article 12	OTHER ITEMS

The Borrower applies for the loan from the Lender as the demand showing in the ARTICLE 2.1 of this contract. The Lender agreed to grand the loan to The Borrower. According to 《Contract Law》ô 《Lending General Provisions 》and other relevant laws and regulations, the two parties have executed this Contract through au pair negotiation, in order to define the rights and obligations of the two parties.

Article 1 THE CATEGORY OF THE LOAN

1.1	The loan under the contract is a floating capital borrowings (medium term loan or short-term loan).

Article 2 CURRENCY, AMOUNT AND TERM OF THE LOAN

2.1 The Currency under this loan is Renminbi.
2.2 The Line of the loan is yuan.
2.3 The period of this loan is 12 months from the date of effectiveness(2006-08-27) of this contract to (2007-08-27).

Article 3 THE PURPOSE OF THE LOAN

3.1 The purpose of this loan is used for imbursement of the principal of Loan under Contract No.: 2005 (Cangkou) Zi No.0025
3.2 Without written approval of the Lender, the Borrower could not use the loan out of the scope of the purpose.

Article 4 AMOUNT AND THE TERM OF THE LOAN

4.1 The total amount of the loan shall be up to REIMINBI (Loan amount in letters) SIX MILLION AND SIX HUNDRED THOUSAND YUAN, (Loan amount in numbers) 6,600,000 YUAN (if loan amount in letters differ from the loan amount in numbers, using loan amount in letters).
4.2 The period of this loan is 12 months from the date of 2006-08-27, to the date2007-08-26.
4.3 The Borrower should withdraw the loan once only according to the ARTICLE 3.2 of the Contract. If there is special reasons with written approval of The Lender, The Borrower could withdraw the loan in advance or delayed three days.

Article 5 INTEREST RATE AND CALCULATION OF INTEREST

5.1 Interest rate: The interest rate shall be calculated on the basis of a three hundred sixty (360)-day year and paid on each interest Payment Date (20th of each month) based on the actual number of days elapsed. The Loan shall accrue interest on the outstanding balance, at an monthly rate. If the due date for any payment under this Contract shall not be a Business Day, then such payment shall be made on the next succeeding Business Day, when the Loan is due, Principal and Interest both shall be paid off.

5.2 Interest rate shall adopt to article 5.2.1;
5.2.1 Annual Interest Rate is 6.732% which is fixed rate, shall have no adjustment made during the term of the Loan.
5.2.2 The Lender shall notify The Borrower within in 30 days when the Interest Rate modified, the execution shall not be affected whether the notice has been delivered.
5.3 For the matters not referred in this contract shall be construed in accordance with the provisions of the Peoples Bank of China.

    Article 6 THE SOURCES OF REPAYMENT AND METHODS OF REPAYMENT

6.1 The Principle and Interests are, but not limited from
6.1.1 Sales Income
6.1.2 Other Currency Income
6.2 The Borrower shall repay the loan in accordance with the status of its cash. The Borrower shall pay the full amount and at date [2007-08-27] to make the payment.

Article 7 GUARANTY

7.1 The guaranty under this Contract should be Mortgaged.
7.2 (the "Guarantor") shall be the guarantor for the loan under this contract and take jointly liabilities with The Lender under a Guaranty Contract of (2006 Cangkou (Di) Zi 0007 & 2006 Cangkou (Di) Zi 0006)
7.3 During the term of this contract, if the guarantors financial status become deteriorated or the liabilities for repayment of debts become weak, the Lender shall have right to request the Borrower changes guarantor or provide mortgage and pawn secured for this loan under this contract.

Article 8 THE RRIGHTS AND OBLIGATIONS OF THE TWO PARTIES

8.1 The Borrower is independent contractor under this contract, it will not impact by any other relations between the Borrower with other party except the other provisions set forth in this contract.
8.2 The Lender give any extension, toleration, favor to the Borrower or permit the Borrower to delay of performance any obligation under this contract shall not impair any rights of the Lender in accordance with this contract and laws, regulation, it shall be deemed to have waived its rights under this contract and the obligation shall be performed by the Borrower under this contract.

Article 9 OBLIGATION OF BREACH OF CONTRACT

9.1 Event of breach of contract:
9.1.1 The Borrower fails to use the loan in accordance with the agreed usage of the Loan;
9.1.2 The Borrower fails to repay the due principal and pay the interests, expenses or other payable in accordance with the agreed term of this contract;

9.1.3 The Borrower breaches the representation and warrants.
9.1.4 The Borrower breaches other loan Contracts or guaranty Contracts or the Guarantor breach the guaranty Contract which may make impact the Borrower to perform the obligations under this contract.
9.1.5 Conclusive evidence to show that the Borrower lose the capacity of credit or during performance of the obligation under this contract, the financial conditions of the Guarantor are seriously deteriorating or other reasons caused the Guarantor the capacity of credit decline.
9.1.6 The Borrower breaches the other obligations under this contract.
9.2 Under the above circumstances, the Lender shall have right to:
9.2.1 Request the Borrower to rectify within the period designed by the Lender;
9.2.2 Cease in extending the loan or cancel the credit;
9.3 If the Borrower fails to uses the loan in accordance with the provisions set forth in this contract, the Lender shall have right to charge a interests for the misusing part at a rate of [100%] per day.
9.4 If the Borrower fails to repay the loan and can not reach a agreement with the Lender regarding the extension, the Lender shall collect an overdue penalty for [50%] of the overdue amount per day.
9.5 Declare the loan is due under other loan Contracts between the Lender and the Borrower, request the Borrower to repay the loan principals, interests, and other expenses.

Article 10  EFFECTIVENESS, AMENDMENT AND MODIFICATION
OF THIS CONTRACT

10.1 Effectiveness: This Contract shall enter into force on the effective Date and shall remain in effect until all the amounts payable hereunder are paid in full to the satisfaction of the Lender.
10.2 Amendment: This Contract may not be amended, changed or modified except in writing signed by the parties.

Article 11 SETTLEMENT OF DISPUTES

11.1 Any or all disputes arising from or in connection with the performance of the Contract shall be settled through negotiation by both parties, failing which they shall be adopt to article 11.1.1.
11.1.1 Any dispute arising from or in connection with this Agreement shall be submitted to the local court for arbitration.

Article 12 OTHER ITEMS

12.1 Any charge includes but not limited to charge of attorney are to be effected by the Borrower.
12.2 The Borrower shall make a prior payment or add Mortgage, when the Mortgage is reappraised during the Loan and the value of the mortgage is less than the residual payment, otherwise The Lender has right to dispose the mortgage.

Borrower: Qingdao Renmin Printing Co., Ltd.
Representative: Wang Yi Jun
Date: 2006-08-16

Lender: Industrial and Commercial Bank of China, Qingdao Branch, Licang 2 Sub-Branch
Representative: Liu Bin
Date: 2006-08-16